                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

                       (Amendment No. __)

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/  /     Preliminary Proxy Statement
/  /     Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/X /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                      The Spain Fund, Inc.
----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)


----------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /     No fee required
/  /     Fee computed on table below per Exchange Act Rule 14a-
         6(i)(1) and 0-11.

         (1)  Title of each class of securities to which
         transaction applies:
----------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
         applies:
----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
----------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
----------------------------------------------------------------
         (5)  Total fee paid:
----------------------------------------------------------------
/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided
         by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

AllianceCapital [LOGO](R)
                                                           THE SPAIN FUND, INC.
-------------------------------------------------------------------------------
1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
-------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 3, 1997

To the Stockholders of The Spain Fund, Inc.:

  Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Spain Fund, Inc. (the "Fund") will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Thursday, July 3, 1997 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated May 21, 1997:

    1. To elect four Directors of the Fund, each to hold office for a term of three years and until his or her successor is duly elected and qualified;

    2. To ratify the selection of Price Waterhouse LLP as independent accountants of the Fund for its fiscal year ending November 30, 1997; and

    3. To transact such other business as may properly come before the Meeting.

  The Board of Directors has fixed the close of business on May 2, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

                                          By Order of the Board of Directors,

                                          Edmund P. Bergan, Jr.
                                           Secretary
New York, New York
May 21, 1997
-------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT
  PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN
AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.
-------------------------------------------------------------------------------
 (R)This registered service mark used under license from the owner, Alliance Capital Management L.P.

                                PROXY STATEMENT

                             THE SPAIN FUND, INC.

                          1345 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10105

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS

                                 JULY 3, 1997

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Spain Fund, Inc., a Maryland corporation ("the Fund"), to be voted at the Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Thursday, July 3, 1997 at 11:00 a.m. The solicitation will be by mail and the cost will be borne by the Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about May 21, 1997.

  The Board of Directors has fixed the close of business on May 2, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. The outstanding voting shares of the Fund as of May 2, 1997 consisted of 10,026,745 shares of common stock, each share being entitled to one vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of four Directors and for the ratification of the selection of Price Waterhouse LLP as the Fund's independent accountants for its fiscal year ending November 30, 1997. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

  A quorum for the Meeting will consist of a majority of the shares outstanding and entitled to vote. In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting are not received by July 3, 1997, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with no other notice than announcement at the Meeting, and further solicitation of proxies with respect to such proposal may be made. Shares represented by proxies indicating a vote against any proposal will be voted against adjournment.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

  At the Meeting, four Directors will be elected to serve for terms of three years, and until their successors are elected and qualified. The affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons in Class Two as described below.

  Pursuant to the Articles of Incorporation and By-laws of the Fund, the Board of Directors has been divided into three classes. The terms of office of the members of Class Two will expire as of the Meeting, the terms of office of the members of Class Three will expire as of the annual meeting of stockholders to be held in 1998 and the terms of office of the members of Class One will expire as of the annual meeting of stockholders to be held in 1999. Upon expiration of the terms of office of the members of a class as set forth above, those persons then elected as Directors in that class will serve until the third annual meeting of stockholders following their election. Messrs. Angel Corcostegui and Ignacio Gomez-Acebo, Dr. Marilyn Perry and Dr. Reba White Williams are the members constituting Class One; Messrs. Enrique L. Fevre and Carlos Delclaux Zulueta, Dr. James M. Hester and H.R.H. Pilar de Borbon y Borbon, Duchess of Badajoz, are the members constituting Class Two; and Messrs. Dave H. Williams, Francisco Gomez Roldan and Juan Manuel Sainz de Vicuna, and Ms. Inmaculada de Habsburgo-Lorena are the members constituting Class Three.

  As a result of this system, only those Directors in a single class may be changed in any one year, and it would require two years to change a majority of the Board of Directors (although, under Maryland law, procedures are available for the removal of Directors even if they are not then standing for re-election and, under Securities and Exchange Commission regulations, procedures are available for including appropriate stockholder proposals in management's annual proxy statement). This system of electing Directors, which may be regarded as an anti-takeover provision, may make it more difficult for the Fund's stockholders to change the majority of Directors and, thus, have the effect of maintaining the continuity of management.

  At the Meeting, the Directors in Class Two, Messrs. Enrique L. Fevre and Carlos Delclaux Zulueta, Dr. James M. Hester and H.R.H. Pilar de Borbon y Borbon, are standing for re-election. Each nominee has consented to serve as a Director. The Board of Directors knows of no reason why any of these nominees would be unable to serve, but in the event of such inability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

  Certain of the Fund's Directors and officers are residents of Spain or the United Kingdom and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for U.S. investors to effect service upon such Directors or officers within the United States, or to realize judgments of courts of the United States predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Spain or in the United Kingdom of the civil remedies and criminal penalties afforded by the federal securities laws of the United States. Also it is unclear if extradition treaties now in effect between the United States and each of Spain and the United Kingdom would subject Directors and officers residing in these countries to effective enforcement of the criminal penalties of the federal securities laws.

  Certain information concerning the Fund's Directors is set forth below. Mr. Dave H. Williams, Dr. James M. Hester and Dr. Reba W. Williams are each a director or trustee of one or more other investment companies sponsored by Alliance Capital Management L.P., the Fund's investment adviser and administrator ("Alliance").

                                                                                          NUMBER OF SHARES
                                                                                         BENEFICIALLY OWNED
    NAME, AGE, POSITIONS AND OFFICES WITH THE FUND,          YEAR FIRST   YEAR TERM    DIRECTLY OR INDIRECTLY
              PRINCIPAL OCCUPATIONS DURING                    BECAME A  AS A DIRECTOR          AS OF
      THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS             DIRECTOR   WILL EXPIRE        MAY 7, 1997
    -----------------------------------------------          ---------- -------------  ----------------------
  *+    Dave H. Williams, Chairman, 64. Chair-                  1988        1998               3,514
         man of the Board of Alliance Capital                           (Class Three)
         Management Corporation ("ACMC")***
         since prior to 1992 and Director of
         The Equitable Companies Incorporated
         and The Equitable Life Assurance Soci-
         ety of the United States.
 **+    H.R.H. Pilar de Borbon y Borbon, Duch-                  1991       2000++                890
         ess of Badajoz, 60. Director of                                 (Class Two)
         Cartier, France and member of the Ad-
         visory Board of Sotheby's Holdings
         Inc. and the Board of Plus Ultra (in-
         surance company); Chairman of Interna-
         tional Equestrian Federation and mem-
         ber of the International Olympic Com-
         mittee.
 **+    Angel Corcostegui, 45. Chief Executive                  1992        1999                 865
         Officer of Banco Central                                        (Class One)
         Hispanoamericano and Member of the In-
         ternational Board of The Wharton
         School of the University of Pennsylva-
         nia
   *    Carlos Delclaux Zulueta, 40. Managing                   1994       2000++                895
         Director of Privanza Banco Personal,                            (Class Two)
         S.A., Chairman of Gestion de Activos
         Inmobiliarios (real estate fund man-
         agement), Vice-Chairman of Vidrala,
         S.A. (glass packaging production),
         Chairman of Arenas de Arija, S.A. (in-
         dustrial sand production) and Vice-
         Chairman of Ondargain, S.A. (private
         holding company).
   *    Enrique L. Fevre, 52. Vice President                    1991       2000++                793
         and Managing Director of AXA Gestion                            (Class Two)
         de Seguros y Reaseguros, S.A., Manag-
         ing Director of Aurora Polar Sociedad
         Anonima de Seguros y Reaseguros, Pres-
         ident of Espacio Gestion Espana, S.A.
         and Director of Ahorro Familiar, S.A.;
         formerly Finance Director of Peugeot
         Talbot Espana, S.A., Director of Bar-
         celona de Automocion and Managing Di-
         rector of PSA Credit S.A. and PSA
         Leasing Espana, S.A.

--------
  * "Interested person", as defined in the Investment Company Act of 1940 (the "Act"), of the Fund because of affiliation with Alliance or Privanza Banco Personal, S.A. ("Privanza").
 ** Member of the Audit Committee.
*** For purposes of this Proxy Statement, ACMC shall refer to Alliance Capital
    Management Corporation, the general partner of Alliance, and to the predecessor general partner of Alliance of the same name.
  + Member of the Nominating Committee.
 ++ If re-elected at the Meeting.

                                                                                           NUMBER OF SHARES
                                                                                          BENEFICIALLY OWNED
     NAME, AGE, POSITIONS AND OFFICES WITH THE FUND,          YEAR FIRST   YEAR TERM    DIRECTLY OR INDIRECTLY
              PRINCIPAL OCCUPATIONS DURING                     BECAME A  AS A DIRECTOR          AS OF
       THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS             DIRECTOR   WILL EXPIRE        MAY 2, 1997
     -----------------------------------------------          ---------- -------------  ----------------------
 **+*    Ignacio Gomez-Acebo, 65. Senior Partner                 1995       1999++               -0-
          of Gomez-Acebo & Pombo, Chairman of                             (Class One)
          the Board of Clarke, Modet & Co. and
          Peugeot Leasing & COFIC, Member of the
          Board of AXA.
  **+    Inmaculada de Habsburgo-Lorena, 51. Di-                 1988        1998                475
          rector of The Spanish Institute,                               (Class Three)
          Trustee of Samuel H. Kress Foundation,
          Trustee of Independent Curators Incor-
          porated, Founder and Trustee of the
          King Juan Carlos International Center
          of New York University Foundation,
          Member of the Board of World Monuments
          Fund Espana, Member of the Advisory
          Council of FocusAmericas and Member of
          the Committee of Honour of the Euro-
          pean Community Chamber Orchestra.
  **+    Dr. James M. Hester, 73. President of                   1991       2000++              1,330
          The Harry Frank Guggenheim Foundation;                          (Class Two)
          formerly President of New York Univer-
          sity and The New York Botanical Garden
          and Rector of the United Nations Uni-
          versity.
  **+    Dr. Marilyn Perry, 57. President of                     1991        1999               1,000
          Samuel H. Kress Foundation, Chairman,                           (Class One)
          World Monuments Fund and Vice Chairman
          of Art Restoration for Cultural Heri-
          tage (ARCH), and Trustee of the Bur-
          lington Magazine Foundation.
  **+    Francisco Gomez Roldan, 43. Chief Exec-                 1989        1998                -0-
          utive Officer of Argentaria,                                   (Class Three)
          Corporacion Bancaria de Espana; for-
          merly Deputy General Manager of Banco
          Bilbao Vizcaya, S.A., the parent of
          the sub-advisor, General Manager of
          BBV Interactivos, S.A. and General
          Manager of Banca Catalana, S.A.

--------
 * "Interested person", as defined in the Act, of the Fund because of affiliation with Alliance or Privanza.
** Member of the Audit Committee.
 + Member of the Nominating Committee.
++ If re-elected at the Meeting.

             NAME, AGE, POSITIONS AND                                      NUMBER OF SHARES
              OFFICES WITH THE FUND,                                     BENEFICIALLY OWNED
              PRINCIPAL OCCUPATIONS            YEAR FIRST   YEAR TERM   DIRECTLY OR INDIRECTLY
            DURING THE PAST FIVE YEARS          BECAME A  AS A DIRECTOR         AS OF
             AND OTHER DIRECTORSHIPS            DIRECTOR   WILL EXPIRE       MAY 2, 1997
            --------------------------         ---------- ------------- ----------------------
 **+ Juan Manual Sainz de Vicuna, 71. Honor-      1988        1998              1,000
      ary Chairman of Coca-Cola Espana,                   (Class Three)
      President of the Fundacion Coca-Cola
      Espana, and President of Perfumeria
      Gal, S.A.; Member of the Fundacion de
      Amigos del Museo del Prado, the
      Fundacion para el Apoyo de la Cultura,
      the Board of World Monuments Fund
      Espana, the Notre Dame University In-
      ternational Advisory Council and the
      Spanish Olympic Committee.
   * Dr. Reba White Williams, 60. Director        1990        1999              10,073
      of ACMC, Director of Special Projects,               (Class One)
      ACMC; art historian and writer; for-
      merly Vice President and security ana-
      lyst for Mitchell Hutchins, Inc. and
      an analyst for McKinsey & Company,
      Inc.

--------
 * "Interested person", as defined in the Act, of the Fund because of affiliation with Alliance or Privanza.
** Member of the Audit Committee.
 + Member of the Nominating Committee.
++ If re-elected at the Meeting.

  Alliance has instituted a policy applicable to all funds in the Alliance Fund Complex contemplating, in the case of the Fund, that the Directors of the Fund will each invest at least $10,000 in shares of the Fund before the end of 1997. As indicated above, all Directors standing for election at the Meeting have invested in shares of the Fund.

  During the fiscal year ended November 30, 1996, the Board of Directors met four times, the Audit Committee met twice for the purposes described below in Proposal Two, and the Nominating Committee did not meet. The Nominating Committee was constituted for the purpose of selecting and nominating persons to fill any vacancies on the Board of Directors. The Nominating Committee of the Fund does not currently consider candidates proposed by stockholders for election as Directors.

  The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended November 30, 1996, the aggregate compensation paid to each of the Directors during calendar year 1996 by all of the funds to which Alliance provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of funds in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                           TOTAL NUMBER OF FUNDS IN
                                                              THE ALLIANCE FUND
                                        TOTAL COMPENSATION  COMPLEX INCLUDING THE
                            AGGREGATE   FROM THE ALLIANCE   FUND, AS TO WHICH THE
    NAME OF DIRECTOR      COMPENSATION    FUND COMPLEX,          DIRECTOR IS
      OF THE FUND         FROM THE FUND INCLUDING THE FUND  A DIRECTOR OR TRUSTEE
    ----------------      ------------- ------------------ ------------------------
Dave H. Williams........     $     0         $      0                  6
H.R.H. Pilar de Borbon y
 Borbon.................     $10,000         $ 15,000                  1
Angel Corcostegui.......     $10,000         $ 10,000                  1
Carlos Delclaux Zulueta.     $     0         $      0                  1
Enrique L. Fevre........     $10,000         $ 10,000                  1
Ignacio Gomez-Acebo.....     $10,000         $ 10,000                  1
Inmaculada de Habsburgo-
 Lorena.................     $10,000         $ 15,000                  1
Dr. James M. Hester.....     $10,000         $148,500                 38
Dr. Marilyn Perry.......     $10,000         $ 10,000                  1
Francisco Gomez Roldan..     $ 9,500         $  9,500                  1
Juan Manual Sainz de Vi-
 cuna...................     $10,000         $ 10,000                  1
Dr. Reba White Williams.     $     0         $      0                  3

  As of May 2, 1997, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE FOREGOING NOMINEES TO SERVE AS DIRECTORS OF THE FUND.

                                 PROPOSAL TWO

                           RATIFICATION OF SELECTION
                          OF INDEPENDENT ACCOUNTANTS

  The Board of Directors recommends that the stockholders of the Fund ratify the selection of Price Waterhouse LLP, independent accountants, to audit the accounts of the Fund for the fiscal year ending November 30, 1997. Their selection was approved by the vote, cast in person, of a majority of the Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund as defined in the Act, at a meeting held on October 4, 1996. The affirmative vote of a majority of the votes cast at the Meeting is required to ratify such selection. Price Waterhouse LLP has audited the accounts of the Fund since the Fund's commencement of operations and does not have any direct financial interest or any material indirect financial interest in the Fund.

  A representative of Price Waterhouse LLP is expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders. The Audit Committee of the Board of Directors generally meets twice during each fiscal year with representatives of Price Waterhouse LLP to discuss the scope of the independent accountants' engagement and review the financial statements of the Fund and the results of their examination thereof.


  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND.

          INFORMATION AS TO THE FUND'S PRINCIPAL OFFICERS, INVESTMENT
                    ADVISER, SUB-ADVISOR AND ADMINISTRATOR

  The principal officers of the Fund and their principal occupations during the past five years are set forth below.

  Dave H. Williams, Chairman (see Proposal One, Election of Directors, at page 3 for biographical information).

  Norman S. Bergel, Vice President, 47, a Vice President of ACMC since prior to 1992; Director and Vice President of Alliance Capital Limited ("ACL").

  Mark H. Breedon, Vice President, 44, a Vice President of ACMC since prior to 1992; Director and a Vice President of ACL.

  Francis Reeves, Vice President, 23, an Assistant Vice President of ACMC, with which he has been associated since March 1996. Prior thereto he was an Investment Adviser for Citibank and an Assistant Trader for Mitsubishi Finance International.

  Mark D. Gersten, Treasurer and Chief Financial Officer, 46, a Senior Vice President of Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1992.

  Edmund P. Bergan, Jr., Secretary, 47, a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. and AFS, with which he has been associated since prior to 1992.

  The address of Messrs. Williams and Bergan is c/o Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The address of Mr. Bergel is c/o Alliance Capital Management International, 53 Stratton Street, London, W1X 6JJ. The address of Messrs. Breedon and Reeves is c/o Alliance Capital Limited, 53 Stratton Street, London, W1X 6JJ. The address of Mr. Gersten is c/o Alliance Fund Distributors, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094.

  The investment adviser and administrator for the Fund is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105. The Fund's sub-advisor is Privanza Banco Personal, S.A., with principal offices at 17 Padilla, Madrid, Spain 28006.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 30(h) of the Act and the rules under Section 16 of the Securities Exchange Act of 1934 require that the Directors and officers of the Fund and the Directors of ACMC, among others, file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership of shares of the Fund. For the fiscal year ended November 30, 1996, a report of changes in beneficial ownership on Form 4 was inadvertently filed late by Alliance on behalf of Dr. Marilyn Perry, a Director of the Fund with respect to a purchase of Fund shares. An initial report on Form 3 was inadvertently filed late by Alliance on behalf of Francis Reeves, an officer of the Fund. The report did not relate to any transactions.

                      SUBMISSION OF PROPOSALS FOR THE NEXT
                         ANNUAL MEETING OF STOCKHOLDERS

  Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Fund must be received by the Fund by January 21, 1998 for inclusion in the Fund's proxy statement and form of proxy relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under the federal securities laws.

                                 OTHER MATTERS

  Management of the Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

  The Fund has engaged Shareholder Communications Corporation, 17 State Street, New York, New York 10004, to assist the Fund in soliciting proxies for the Meeting. Shareholder Communications Corporation will receive a fee of $3,000 for its services plus reimbursement of out-of-pocket expenses.

  According to information filed with the Securities and Exchange Commission, as of December 31, 1996, the President & Fellows of Harvard College, c/o Harvard Management Company Inc., 600 Atlantic Avenue, Boston, Massachusetts 02210, beneficially owned 1,096,100 shares, or 10.9%, of the Fund's common stock.

                            REPORTS TO STOCKHOLDERS

  The Fund will furnish each person to whom the proxy statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance Fund Services at (800) 227-4618 or contact Christina Santiago at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                          By Order of the Board of Directors,

                                          Edmund P. Bergan, Jr. Secretary

May 21, 1997
New York, New York

TABLE OF CONTENTS                                                          PAGE
-------------------------------------------------------------------------------

Introduction..............................................................   1
Proposal One: Election of Directors.......................................   1
Proposal Two: Ratification of Selection of Independent Accountants........   6
Information as to the Funds' Principal Officers, Investment Adviser, Sub-
 Advisor and Administrator................................................   7
Submission of Proposals for the Next Annual Meeting of Stockholders.......   8
Other Matters.............................................................   8
Reports to Stockholders...................................................   8



                             THE SPAIN FUND, INC.


          ----------------------------------------------------------

                          AllianceCapital [LOGO](R)
                       Alliance Capital Management L.P.

          ----------------------------------------------------------

                NOTICE OF ANNUAL MEETING
                OF STOCKHOLDERS
                AND PROXY STATEMENT
                JULY 3, 1997

                            APPENDIX

PROXY                                                       PROXY
                      THE SPAIN FUND, INC.
  INSTRUCTIONS TO THE STOCKHOLDERS OF THE SPAIN FUND, INC. (the
  "Corporation") IN CONNECTION WITH THE ANNUAL MEETING OF
  STOCKHOLDERS TO BE HELD ON JULY 3, 1997.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
  THE CORPORATION.


The undersigned hereby instructs Christina Santiago and Carol H. Rappa, and each of them, to vote all shares of the Common Stock of the Corporation registered in the name of the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at 11:00 a.m., Eastern Daylight Time, on July 3, 1997 at the offices of the Corporation, 1345 Avenue of the Americas, in the Audio-Visual Conference Room, 33rd Floor, New York, New York, 10105, and at all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THIS PROXY
WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS AND
FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

             PLEASE REFER TO THE PROXY STATEMENT FOR
             A DISCUSSION OF EACH OF THE PROPOSALS.

           PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE
            AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?         DO YOU HAVE ANY COMMENTS?

___________________________       ______________________________

___________________________       ______________________________

/X/  PLEASE MARK VOTES AS IN THIS EXAMPLE

1.   Election of Directors.                        For All
                             For      Withhold     Except
                             / /      / /          / /

           Class Two Directors (term expires in 2000)

         PILAR DE BORBON Y BORBON, ENRIQUE L. FEVRE,
         JAMES M. HESTER AND CARLOS DELCLAUX ZULUETA

     IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" ANY PARTICULAR
     NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE
     THROUGH THE NAME(S) OF THE NOMINEE(S).  YOUR SHARES SHALL BE
     VOTED FOR THE REMAINING NOMINEE(S).

2.   RATIFICATION OF THE
     SELECTION OF PRICE           For      Against      Abstain
     WATERHOUSE LLP as the        / /      / /          / /
     independent accountants
     for the Corporation
     for the fiscal year
     ending November 30, 1997.

3.   In their discretion, upon    For      Against      Abstain
     such other matters           / /      / /          / /
     as may properly come
     before the Annual Meeting
     or any adjournment thereof.

Please be sure to sign and date this Proxy.      Date

Stockholder sign here                      Co-owner sign here

Mark box at right if an address change or comment  /   /
has been noted on the reverse side of this card.

RECORD DATE SHARES:















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